Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Jerry S. Von Rohr, President and Chief Executive Officer of Reliance Bancshares, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The accompanying quarterly report on Form 10-Q for the period ending September 30, 2007 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 14, 2007

By: Name:	/s/ Jerry S. Von Rohr Jerry S. Von Rohr
Title:	President and Chief Executive Officer